EXHIBIT 22

LIST OF SUBSIDIARY GUARANTORS

The following subsidiaries of Group 1 Automotive Inc., (the “Parent”) were, as of March 31, 2020, guarantors of the Company's 5.00% Senior Notes, due 2022:

Name of Subsidiary	Place of Incorporation or Organization
Advantagecars.com, Inc.	Delaware
Amarillo Motors-F, Inc.	Delaware
Baron Development Company, LLC	Kansas
Baron Leasehold, LLC	Kansas
Bob Howard Automotive-East, Inc.	Oklahoma
Bob Howard Chevrolet, Inc.	Oklahoma
Bob Howard Dodge, Inc.	Oklahoma
Bob Howard Motors, Inc.	Oklahoma
Bob Howard Nissan, Inc.	Oklahoma
Bohn Holdings, LLC	Delaware
Bohn-FII, LLC	Delaware
Chaperral Dodge, Inc.	Delaware
Danvers-S, Inc.	Delaware
Danvers-SB, Inc.	Delaware
Danvers-SU, LLC	Delaware
Danvers-T, Inc.	Delaware
Danvers-TII, Inc.	Delaware
Danvers-TL, Inc.	Delaware
G1R Clear Lake, LLC	Texas
G1R Florida, LLC	Delaware
G1R Mass, LLC	Delaware
GPI AL-N, Inc.	Delaware
GPI AL-SB, LLC	Delaware
GPI CA-DMII, Inc.	Delaware
GPI CA-F, Inc.	Nevada
GPI CA-SV, Inc.	Delaware
GPI CA-TII, Inc.	Delaware
GPI CC, Inc.	Delaware
GPI FL-A, LLC	Nevada
GPI FL-H, LLC	Delaware
GPI FL-VW, LLC	Delaware
GPI GA Holdings, Inc.	Delaware
GPI GA Liquidation, LLC	Delaware
GPI GA-CC, LLC	Georgia
GPI GA-CGM, LLC	Nevada
GPI GA-DM, LLC	Delaware
GPI GA-FII, LLC	Delaware
GPI GA-FIII, LLC	Delaware
GPI GA-FM, LLC	Nevada
GPI GA-SU, LLC	Nevada
GPI GA-T, LLC	Delaware
GPI GA-TII, LLC	Nevada
GPI KS Motors, Inc.	Delaware

EXHIBIT 22

GPI KS-SB, Inc.	Delaware
GPI KS-SH, Inc.	Delaware
GPI KS-SK, Inc.	Delaware
GPI LA-FII, LLC	Delaware
GPI LA-H, LLC	Louisiana
GPI MD-SB, LLC	Delaware
GPI MS-H, Inc.	Delaware
GPI MS-N, Inc.	Delaware
GPI MS-SK, Inc.	Delaware
GPI NH-T, Inc.	Delaware
GPI NH-TL, Inc.	Delaware
GPI NJ-HA, LLC	Nevada
GPI NJ-HII, LLC	Nevada
GPI NJ-SB, LLC	Nevada
GPI NM-J, Inc.	New Mexico
GPI NM-LRII, Inc.	New Mexico
GPI NM-SB, Inc.	New Mexico
GPI NM-SBII, Inc.	New Mexico
GPI NM-SC, LLC	New Mexico
GPI NM-SCII, LLC	New Mexico
GPI NM-TL, Inc.	New Mexico
GPI NY Holdings, Inc.	Nevada
GPI OK-HII, Inc.	Nevada
GPI OK-SH, Inc.	Delaware
GPI SAC-T, Inc.	Delaware
GPI SC Holdings, Inc.	Delaware
GPI SC, Inc.	Delaware
GPI SC-SB, LLC	Delaware
GPI SC-SBII, LLC	Delaware
GPI SC-T, LLC	Delaware
GPI SD-DC, Inc.	Delaware
GPI TX-A, Inc.	Nevada
GPI TX-AII, Inc.	Texas
GPI TX-AIII, Inc.	Texas
GPI TX-ARGMIII, Inc.	Nevada
GPI TX-DMII, Inc.	Nevada
GPI TX-DMIII, Inc.	Nevada
GPI TX-DMIV, Inc.	Nevada
GPI TX-EPGM, Inc.	Delaware
GPI TX-F, Inc.	Delaware
GPI TX-FM, Inc.	Nevada
GPI TX-HAII, Inc.	Nevada
GPI TX-HGM, Inc.	Delaware
GPI TX-HGMII, Inc.	Nevada
GPI TX-HGMIV, Inc.	Nevada
GPI TX-HIII, Inc.	Texas
GPI TX-NVI, INC.	Nevada
GPI TX-P, Inc.	Texas
GPI TX-SBII, Inc.	Delaware
GPI TX-SBIII, Inc.	Nevada

EXHIBIT 22

GPI TX-SHII, Inc.	Delaware
GPI TX-SK, Inc.	Delaware
GPI TX-SKII, Inc.	Nevada
GPI TX-SU, Inc.	Texas
GPI TX-SV, Inc.	Delaware
GPI TX-SVII, Inc.	Delaware
GPI TX-SVIII, Inc.	Delaware
GPI, Ltd.	Texas
Group 1 Associates, Inc.	Delaware
Group 1 FL Holdings, Inc.	Delaware
Group 1 Funding, Inc.	Delaware
Group 1 Holdings-DC, L.L.C.	Delaware
Group 1 Holdings-F, L.L.C.	Delaware
Group 1 Holdings-GM, L.L.C.	Delaware
Group 1 Holdings-H, L.L.C.	Delaware
Group 1 Holdings-N, L.L.C.	Delaware
Group 1 Holdings-S, L.L.C.	Delaware
Group 1 Holdings-T, L.L.C.	Delaware
Group 1 LP Interests-DC, Inc.	Delaware
Group 1 Realty, Inc.	Delaware
Harvey Ford, LLC	Delaware
Harvey GM, LLC	Delaware
Harvey Operations-T, LLC	Delaware
Howard-DCIII, LLC	Delaware
Howard-GM II, Inc.	Delaware
Howard-GM, Inc.	Delaware
Howard-H, Inc.	Delaware
Howard-HA, Inc.	Delaware
Howard-SB, Inc.	Delaware
HRI Procurement, Inc.	Texas
Ira Automotive Group, LLC	Delaware
Ivory Auto Properties of South Carolina, LLC	South Carolina
Key Ford, LLC	Delaware
Kutz-N, Inc	Delaware
Lubbock Motors, Inc.	Delaware
Lubbock Motors-F, Inc.	Delaware
Lubbock Motors-GM, Inc.	Delaware
Lubbock Motors-S, Inc.	Delaware
Lubbock Motors-SH, Inc.	Delaware
Lubbock Motors-T, Inc.	Delaware
Maxwell Ford, Inc.	Delaware
Maxwell-GMII, Inc.	Delaware
Maxwell-N, Inc.	Delaware
Maxwell-NII, Inc.	Delaware
McCall-F, Inc.	Delaware
McCall-H, Inc.	Delaware
McCall-HA, Inc.	Delaware
McCall-N, Inc.	Delaware
McCall-SB Inc.	Delaware
McCall-T, Inc.	Delaware

EXHIBIT 22

McCall-TII, Inc.	Delaware
McCall-TL, Inc.	Delaware
Mike Smith Automotive-H, Inc.	Delaware
Mike Smith Automotive-N, Inc.	Texas
Mike Smith Autoplaza, Inc.	Texas
Mike Smith Autoplex Dodge, Inc.	Texas
Mike Smith Autoplex, Inc.	Texas
Mike Smith Autoplex-German Imports, Inc.	Texas
Mike Smith Imports, Inc.	Texas
Miller Automotive Group, Inc.	California
Miller-DM, Inc.	Delaware
NJ-H, Inc.	Delaware
NJ-HAII, Inc.	Delaware
NJ-SV, Inc.	Delaware
Rockwall Automotive-DCD, Ltd.	Texas
Rockwall Automotive-F, Inc.	Delaware
Tate CG, L.L.C.	Maryland

4